Dividends	12 Months Ended
Dec. 31, 2021
Disclosure of dividends [text block] [Abstract]
DIVIDENDS
33	DIVIDENDS

In compliance with certain covenants the Company will not pay dividends, except for the transactions with non-controlling interests described in Note 35). Certain debt or other contractual obligations may restrict the ability to pay dividends in the future. Additionally, the “Preparatory Agreement for Effective Collaboration” does not permit the distribution of dividends until 40% of the total amount of the committed Civil Redress described in Note 1-d) has been amortized.

For the period ended December 31, 2021, the Corporation’s subsidiaries have paid dividends to their noncontrolling unitholders of S/43 million (S/82.4 million for the same period in 2020).